UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 1, 2021

EVELO BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38473	46-5594527
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
620 Memorial Drive
Cambridge, Massachusetts 02139
(Address of principal executive offices) (Zip Code)
(617) 577-0300
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	EVLO	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On May 27, 2021, the Board of Directors (the “Board”) of Evelo Biosciences, Inc. (the “Company”) approved the adoption of the Evelo Biosciences, Inc. 2021 Employment Inducement Award Plan (the “Inducement Award Plan”), which was adopted by the Board without stockholder approval pursuant to Rule 5635(c)(4) of the Nasdaq Stock Market LLC listing rules (“Rule 5635(c)(4)”). In accordance with Rule 5635(c)(4), awards under the Inducement Award Plan may only be made to a newly hired employee who has not previously been a member of the Board, or an employee who is being rehired following a bona fide period of non-employment by the Company or a subsidiary, as a material inducement to the employee’s entering into employment with the Company or its subsidiary. An aggregate of 1,250,000 shares of the Company’s common stock have been reserved for issuance under the Inducement Award Plan.

As previously disclosed, the Board appointed Luca Scavo as the Chief Financial Officer, Senior Vice President and Treasurer of the Company, effective on the commencement of his employment with the Company, and agreed to grant to Mr. Scavo equity awards comprised of (i) an option to purchase 300,000 shares of the Company’s common stock and (ii) 4,545 restricted stock units. Mr. Scavo commenced employment with the Company on June 1, 2021 and was issued the agreed upon option and restricted stock units under the Inducement Award Plan as of that date. The option issued to Mr. Scavo has an exercise price per share of $14.24, which was the closing price per share of the Company’s common stock on the option’s date of grant, and vests (subject to Mr. Scavo’s continued service) as to 25% of the shares underlying the option, on June 1, 2022, and as to the remainder, in 36 substantially equal monthly installments thereafter. The restricted stock units issued to Mr. Scavo vest in full on June 1, 2024, subject to Mr. Scavo’s continued service.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVELO BIOSCIENCES, INC.

Date: June 3, 2021	By:	/s/ Daniel S. Char
Daniel S. Char
General Counsel & Secretary